Clough Global EQUITY Fund (NYSE MKT: GLQ) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445
FOR IMMEDIATE RELEASE May 31, 2019

CLOUGH GLOBAL EQUITY FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On May 31, 2019, the Clough Global Equity Fund (NYSE MKT: GLQ) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1151 per share to shareholders of record at the close of business on May 21, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.1151	100.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1151	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0178	2.29%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.7611	97.71%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.7789	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2018 through 4/30/2019)
Annualized Distribution Rate as a Percentage of NAV^	9.94%
Cumulative Distribution Rate on NAV^+	5.60%
Cumulative Total Return on NAV*	8.10%

Average Annual Total Return on NAV for the 5 Year Period Ending 4/30/2019**	6.57%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of April 30, 2019.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2018 through May 31, 2019.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2018 through April 30, 2019.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLO001514 5/31/2020

Clough Global EQUITY Fund (NYSE MKT: GLQ) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445
FOR IMMEDIATE RELEASE June 24, 2019

CLOUGH GLOBAL EQUITY FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On June 24, 2019, the Clough Global Equity Fund (NYSE MKT: GLQ) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1126 per share to shareholders of record at the close of business on June 17, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0274	24.33%
Net Realized Long-Term Capital Gain	0.0852	75.67%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1126	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0178	2.00%
Net Realized Short-Term Capital Gain	0.0274	3.07%
Net Realized Long-Term Capital Gain	0.8463	94.93%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.8915	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2018 through 5/31/2019)
Annualized Distribution Rate as a Percentage of NAV^	10.31%
Cumulative Distribution Rate on NAV^+	6.81%
Cumulative Total Return on NAV*	2.81%

Average Annual Total Return on NAV for the 5 Year Period Ending 5/31/2019**	5.11%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of May 31, 2019.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2018 through June 24, 2019.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2018 through May 31, 2019.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLO001530 6/24/2020

Clough Global EQUITY Fund (NYSE MKT: GLQ) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445
FOR IMMEDIATE RELEASE July 31, 2019

CLOUGH GLOBAL EQUITY FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On July 31, 2019, the Clough Global Equity Fund (NYSE MKT: GLQ) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1125 per share to shareholders of record at the close of business on July 22, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.1125	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1125	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0178	1.77%
Net Realized Short-Term Capital Gain	0.1399	13.94%
Net Realized Long-Term Capital Gain	0.8463	84.29%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	1.0040	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2018 through 6/30/2019)
Annualized Distribution Rate as a Percentage of NAV^	9.88%
Cumulative Distribution Rate on NAV^+	7.35%
Cumulative Total Return on NAV*	8.16%

Average Annual Total Return on NAV for the 5 Year Period Ending 6/30/2019**	5.45%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of June 30, 2019.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2018 through July 31, 2019.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2018 through June 30, 2019.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLO001547 7/31/2020

Clough Global EQUITY Fund (NYSE MKT: GLQ) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445
FOR IMMEDIATE RELEASE August 30, 2019

CLOUGH GLOBAL EQUITY FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On August 30, 2019, the Clough Global Equity Fund (NYSE MKT: GLQ) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1152 per share to shareholders of record at the close of business on August 21, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.1152	100.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1152	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0178	1.59%
Net Realized Short-Term Capital Gain	0.1399	12.50%
Net Realized Long-Term Capital Gain	0.9615	85.91%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	1.1192	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2018 through 7/31/2019)
Annualized Distribution Rate as a Percentage of NAV^	10.13%
Cumulative Distribution Rate on NAV^+	8.21%
Cumulative Total Return on NAV*	8.99%

Average Annual Total Return on NAV for the 5 Year Period Ending 7/31/2019**	6.49%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of July 31, 2019.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2018 through August 30, 2019.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2018 through July 31, 2019.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLO001564 8/30/2020

Clough Global EQUITY Fund (NYSE MKT: GLQ) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445
FOR IMMEDIATE RELEASE September 30, 2019

CLOUGH GLOBAL EQUITY FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On September 30, 2019, the Clough Global Equity Fund (NYSE MKT: GLQ) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1106 per share to shareholders of record at the close of business on September 20, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.1106	100.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1106	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0178	1.45%
Net Realized Short-Term Capital Gain	0.1399	11.38%
Net Realized Long-Term Capital Gain	1.0721	87.17%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	1.2298	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2018 through 8/31/2019)
Annualized Distribution Rate as a Percentage of NAV^	10.18%
Cumulative Distribution Rate on NAV^+	9.43%
Cumulative Total Return on NAV*	8.12%

Average Annual Total Return on NAV for the 5 Year Period Ending 8/31/2019**	5.58%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of August 31, 2019.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2018 through September 30, 2019.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2018 through August 31, 2019.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLO001573 9/30/2020

Clough Global EQUITY Fund (NYSE MKT: GLQ) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445
FOR IMMEDIATE RELEASE October 31, 2019

CLOUGH GLOBAL EQUITY FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On October 31, 2019, the Clough Global Equity Fund (NYSE MKT: GLQ) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1075 per share to shareholders of record at the close of business on October 21, 2019.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.1075	100.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1075	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.0178	1.33%
Net Realized Short-Term Capital Gain	0.1399	10.46%
Net Realized Long-Term Capital Gain	1.1796	88.21%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	1.3373	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2018 through 9/30/2019)
Annualized Distribution Rate as a Percentage of NAV^	10.31%
Cumulative Distribution Rate on NAV^+	10.69%
Cumulative Total Return on NAV*	4.73%

Average Annual Total Return on NAV for the 5 Year Period Ending 9/30/2019**	5.94%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of September 30, 2019.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2018 through October 31, 2019.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2018 through September 30, 2019.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLO001583 10/31/2020